UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2017

Date of Report (Date of earliest event reported)

KSIX MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Suite A-910 Henderson, Nevada	89052
(Address of principal executive offices)	(Zip Code)

(702) 701-8030

Registrant’s telephone number, including area code

n/a.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 CHANGES IN REGISTRANT’s CERTIFYING ACCOUNTANT.

(a)	Termination of Paritz & Company, P.A.- Certified Public Accountants

(i)	On May 18, 2017, KSIX Media Holdings, Inc. (“ KSIX”) terminated Paritz & Company, P.A. – Certified Public Accountants (“Paritz”) as our independent auditors which was approved by the board of directors of KSIX on such same said date;

(ii)	During KSIX’s fiscal years ended December 31, 2015 and 2014, and interim periods March 31, 2016, June 30, 2016 and Paritz & Company on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Paritz & Company would have caused Paritz & Company to refer to such matter in connection with its report.

(iii)	There were no disagreements with Paritz & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Paritz & Company satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with its report.

(iv)	Paritz & Company’s report on the financial statements for the past year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

KSIX has furnished Paritz & Company with a copy of the foregoing disclosure and requested Paritz & Company to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of the letter of Paritz & Company to the Securities and Exchange Commission, dated June 16, 2017, is attached as an exhibit hereto.

(b)	Engagement of AMC Auditing, LLC – Certified Public Accountants

On May 12, 2007, the Board of Directors of KSIX approved the engagement of AMC Auditing, LLC (“AMC Auditing”) as KSIX’s independent public accountants for its fiscal year ending December 31, 2016. This decision was finalized between KSIX and AMC Auditing on May 12, 2017. During KSIX’s two most recent fiscal years ended December 31, 2016 and 2015, and interim period subsequent to March 31, 2017, KSIX has not consulted with AMC Auditing on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with KSIX’s former auditor.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1: Letter from Paritz & Company, P.A. dated June 16, 2017 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSIX MEDIA HOLDINGS, INC.

DATE: June 30, 2017	By:	/s/ Carter Matzinger
	Name:	Carter Matzinger
	Title:	President and Chief Executive Officer